ACQUISITIONS OF CONSOLIDATED ENTITIES	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS OF CONSOLIDATED ENTITIES
4.    ACQUISITIONS OF CONSOLIDATED ENTITIES
a) Acquisitions completed during 2026
There were no significant acquisitions during the six months ended June 30, 2026.
b) Acquisitions completed during 2025
The following table summarizes the balance sheet impact as a result of business combinations that occurred during the year ended December 31, 2025.

AS AT DEC. 31, 2025 (MILLIONS)	Infrastructure	Private Equity	Energy	Real Estate and Other	Total
Cash and cash equivalents	$515	$78	$84	$31	$708
Accounts receivable and other	697	246	648	10	1,601
Other financial assets	50	—	112	2	164
Inventory	118	214	—	1	333
Equity accounted investments	—	—	919	—	919
Investment properties	—	—	—	361	361
Property, plant and equipment	11,855	210	527	970	13,562
Intangible assets	2,942	1,639	—	82	4,663
Goodwill	4,777	1,161	71	223	6,232
Deferred income tax assets	—	5	—	9	14
Total assets	20,954	3,553	2,361	1,689	28,557
Less:
Accounts payable and other	(1,266)	(277)	(276)	(99)	(1,918)
Non-recourse borrowings	(6,293)	—	(676)	(502)	(7,471)
Deferred income tax liabilities	(2,356)	(95)	—	(123)	(2,574)
Non-controlling interests[1]	(209)	—	—	(4)	(213)
	(10,124)	(372)	(952)	(728)	(12,176)
Net assets acquired[2]	$10,830	$3,181	$1,409	$961	$16,381
1.Includes non-controlling interests recognized on business combinations measured as the proportionate share of fair value of the identifiable assets and liabilities on the date of acquisition.
2.Net assets acquired are typically equal to total consideration. Total purchase consideration includes amounts paid by non-controlling interests that participated in the acquisition as investors in Brookfield-sponsored private funds or as co-investors.

The Corporation recorded $2.4 billion of revenue and $14 million of net loss in 2025 from business combinations made during the year. If the acquisitions had occurred on January 1, 2025, they would have contributed $4.5 billion and $102 million to total revenues and net income, respectively, for the year ended December 31, 2025.
Infrastructure
On April 29, 2025, a subsidiary of the company, alongside institutional partners, exercised its option to acquire the remaining interest in Mantiqueira Transmissora de Energia S.A. (“Mantiqueira”), a Brazilian electricity transmission operation. Following the transaction, the Corporation held a 100% effective interest in Mantiqueira. The Corporation has control of Mantiqueira through voting rights and, as such, has presented the business on a consolidated basis. Total consideration paid for the business was $583 million. Goodwill of $54 million was recognized and represents the embedded value expected to be realized from the integration of the operations. The goodwill recognized is not deductible for income tax purposes.
Total revenues of $237 million and net income of $81 million would have been recorded if the transaction had occurred at the beginning of the year for the year ended December 31, 2025.
On July 31, 2025, a subsidiary of the company, alongside institutional partners, completed the acquisition of a 100% economic interest in Colonial Enterprises Inc. (“Colonial”), the largest refined products pipeline system in the U.S. The Corporation has control of Colonial through voting rights and, as such, has presented the business on a consolidated basis. Total consideration paid for the business was $6.2 billion. Goodwill of $2.0 billion was recognized and represents the embedded value expected to be realized from the integration of the operations. The goodwill recognized is not deductible for income tax purposes.
Total revenues of $2.3 billion and net income of $441 million would have been recorded if the transaction had occurred at the beginning of the year for the year ended December 31, 2025.
On September 3, 2025, a subsidiary of the company, alongside institutional partners, completed the acquisition of an approximately 100% economic interest in Hotwire Communications (“Hotwire”), a leading provider of bulk fiber-to-the home services in key growing markets in the U.S. The Corporation has control of Hotwire through voting rights and, as such, has presented the business on a consolidated basis. Total consideration paid for the business was $3.8 billion. Goodwill of $2.6 billion was recognized and represents the embedded value expected to be realized from the integration of the operations. The goodwill recognized is not deductible for income tax purposes.
Total revenues of $489 million and net loss of $175 million would have been recorded if the transaction had occurred at the beginning of the year for the year ended December 31, 2025.
Private Equity
On January 30, 2025, a subsidiary of the company, alongside institutional partners, completed the acquisition of a 100% economic interest in Chemelex, a manufacturer of electric heat tracing systems in the U.S. The Corporation has control of Chemelex through voting rights and, as such, has presented the business on a consolidated basis. Total consideration paid for the business was $1.7 billion. Goodwill of $680 million was recognized and represents the embedded value expected to be realized from the integration of the operations. The goodwill recognized is not deductible for income tax purposes.
Total revenues of $664 million and net loss of $73 million would have been recorded if the transaction had occurred at the beginning of the year for the year ended December 31, 2025.
On May 27, 2025, a subsidiary of the company, alongside institutional partners, completed the acquisition of a 26% economic interest in Antylia Scientific (“Antylia”), a leading specialty consumables and equipment manufacturer. The Corporation has control of Antylia through voting rights and, as such, has presented the business on a consolidated basis. Total consideration paid for the business was $1.4 billion. Goodwill of $373 million was recognized and represents the embedded value expected to be realized from the integration of the operations. The goodwill recognized is not deductible for income tax purposes.
Total revenues of $397 million and net loss of $122 million would have been recorded if the transaction had occurred at the beginning of the year for the year ended December 31, 2025.
Energy
On May 29, 2025, a subsidiary of the company, alongside institutional partners, completed the acquisition of a 100% economic interest in a fully integrated developer and operator of renewable power assets in the U.S. Total consideration paid for the business was $1.4 billion. Goodwill of $71 million was recognized and represents the embedded value expected to be realized from the integration of the operations. The goodwill recognized is not deductible for income tax purposes.
Total revenues of $12 million and net loss of $32 million would have been recorded if the transaction had occurred at the beginning of the year for the year ended December 31, 2025.
In December 2024, a subsidiary of the company, alongside institutional partners, completed the acquisition of a 53% economic interest in Neoen S.A. (“Neoen”), a leading global renewables developer in France. In the first quarter of 2025, the subsidiary, alongside institutional partners, closed a mandatory cash tender offer to acquire additional interests in Neoen for total consideration of $3.3 billion, and held an approximate 100% effective interest as at December 31, 2025. The acquisition of additional interests has been reflected within investing activities in the consolidated statements of cash flows for the year ended December 31, 2025.